John Hancock Funds III

                                POWER OF ATTORNEY

     I do hereby constitute and appoint Thomas Kinzler, John J. Danello, Betsy Anne Seel, Al Ouellette, George Boyd, David D. Barr, Genevieve Pluhowski, Gordon Shone, or any one of them, my true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and to do any and all acts and things and to execute any and all instruments for me and in my name in the capacities indicated below, which said attorneys, or any of them, may deem necessary or advisable to enable John Hancock Funds III (the "Trust") to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the SEC, in connection with such registration statements, including specifically, but without limitation, power and authority to sign for me in the capacity indicated below, post-effective amendments to the Trust's registration statement on Form N-1A (File Nos. 333-125838, 811-21777); and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Name                       Signature                     Title            Date


James R. Boyle             /s/ James R. Boyle            Trustee          *
                           ------------------

James F. Carlin            /s/ James f. Carlin           Trustee          *
                           -------------------

William H. Cunningham      /s/ William H. Cunningham     Trustee          *
                           -------------------------

Ronald R. Dion             /s/ Ronald R. Dion            Trustee          *
                           ------------------

Charles L. Ladner          /s/ Charles L. Ladner         Trustee          *
                           ---------------------

John A. Moore              /s/ John A. Moore             Trustee          *
                           -----------------

Patti McGill Peterson      /s/ Patti McGill Peterson     Trustee          *
                           -------------------------

Steven R. Pruchansky       /s/ Steven R. Pruchansky      Trustee          *
                           ------------------------



*March 30, 2007